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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                February 7, 2000

            NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION
             (Exact name of registrant as specified in its charter)

District of Columbia                  l-7102                          52-0891669
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 (state or other juris-             (Commission                 (I.R.S. Employee
 diction of incorporation)          File Number)             Identification No.)

Woodland Park, 2201 Cooperative Way, Herndon, VA                    20171-3025
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   (Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code:     (703)709-6700
                                                        -------------

          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 7. Financial Statements, Pro Forma Financial
               Information and Exhibits.

        (c)    Exhibits

               The following exhibits are filed herewith:

        1. Underwriting Agreement dated February 7, 2000, between the registrant and Lehman Brothers Inc., Banc of America Securities LLC, Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities Inc.

        2. Form of Global Certificate for the 7.375% Collateral Trust Bonds, due 2003.


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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     NATIONAL RURAL UTILITIES COOPERATIVE
                                      FINANCE CORPORATION


                                     /s/ STEVEN LILLY
                                     -----------------------------
                                     Steven L. Lilly
                                     Senior Vice President and
                                      Chief Financial Officer
                                      (Principal Financial Officer)


Dated: February 10, 2000